WARRANT PURCHASE AGREEMENT


             WARRANT PURCHASE AGREEMENT (the "Agreement") made as of May 5, 1995, by and among OVERHILL FARMS, INC., a Nevada corporation (the "Company"), POLYPHASE CORPORATION, a Nevada corporation (the "Shareholder"), and RICE PARTNERS II, L.P., a Delaware limited partnership ("Rice").

                               W I T N E S S E T H:

             WHEREAS, the Shareholder owns beneficially and of record all of the issued and outstanding capital stock of the Company;

             WHEREAS,  the  Company   has  entered  into  a  Note   Purchase
          Agreement (the "Note Agreement") dated of even date with this Agreement with Rice (the "Purchaser");

             WHEREAS, the Company and the Shareholder have entered into a Shareholder Agreement (the "Shareholder Agreement") dated of even date with this Agreement with the Purchaser; and

             WHEREAS, the Purchaser is willing to enter into and consummate the transactions contemplated by the Note Agreement only if, among other things, the Company and the Shareholder enter into, and perform under, this Agreement and the Shareholder Agreement.

             NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Shareholder, and the Company, intending to be legally bound, agree as follows:

                                     Article I
                                    Definitions

             As used in this Agreement, the following terms have the meanings indicated:

               Additional  Securities.   This  term is  defined in  Section
               2.08(a)(iv).

               Adjustment Event. Any event in which (a) the Company issues any shares of Capital Stock in an Adjustment Public Offering for consideration per share that exceeds the amount received per share by any Holder in connection with the exercise of the Call Option or Put Option with respect to such Holder;
               (b) the Shareholder sells, transfers, pledges or otherwise disposes of any Capital Stock for consideration per share that exceeds the amount received per share by any Holder in connection with the exercise of the Call Option or the Put Option with respect to such Holder; (c) any Person acquires Capital Stock in connection with the acquisition of the beneficial ownership of more than fifty percent (50%) of the
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               voting securities of the  Company, or acquires Capital Stock and the right to elect a majority of the members of the Company's board of directors for a consideration per share or unit that exceeds the amount received per share by any such Holder in connection with the exercise of such Call Option or Put Option; (d) the Company sells all or a majority of its assets or revenue or income generating capacity for such amount of consideration that, if the
               Company were liquidated on the date that such sale is consummated, the holders of any class of Capital Stock would
               receive  per   share  distributions  exceeding   the  amount
               received per share by any such Holder in connection with the exercise of such Call Option or Put Option; or (e) the
               Company   participates   in   any   merger,   consolidation,
               reorganization, share exchange, recapitalization, or similar transaction or series of related transactions involving a change of control of the Company or disposition of all or a majority of its assets or revenue or income generating capacity, directly or indirectly, in which the holders of any class of Capital Stock receive per share consideration for, or distributions with respect to, their shares in an amount that exceeds the amount received per share by such Holder in connection with the exercise of such Call Option or Put Option.

               Adjustment Public Offering.  Each primary public offering of
               shares  of  any  class  of  Capital  Stock   pursuant  to  a
               registration statement filed with the Commission.

               Affiliate. With respect to any Person, (a) a Person that, directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with, such Person; (b) any Person of which such Person or such Person's spouse is an officer, director, security holder, partner, or, in the case of a trust, the beneficiary or trustee, and (c) any Person that is an officer, director, security holder, partner, or, in the case of a trust, the beneficiary or trustee of such Person. The term "control" as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

               Agreement.  This term is defined in the preamble.

               Appraised Value.   The  value determined in  accordance with
               the following procedures. For a period of 30 days after the date of a Valuation Event (the "Negotiation Period"), each party to this Agreement agrees to negotiate in good faith to reach agreement upon the Appraised Value of the securities or property at issue, as of the date of the Valuation Event, which will be the fair market value of such securities or property, without premium for control or discount for
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               minority   interests,   illiquidity,   or  restrictions   on
               transfer. In the event that the parties are unable to agree upon the Appraised Value of such securities or other property by the end of the Negotiation Period, then the Appraised Value of such securities or property will be determined for purposes of this Agreement by a recognized appraisal or investment banking firm mutually agreeable to
               the  Holders and  the  Company (the  "Appraiser").   If  the
               Holders and the Company cannot agree on an Appraiser within fifteen (15) days after the end of the Negotiation Period, the Company, on the one hand, and the Holders, on the other hand, shall each select an Appraiser within twenty-one (21) days after the end of the Negotiation Period and those two Appraisers shall select within twenty-five (25) days after the end of the Negotiation Period an independent Appraiser to determine the fair market value of such securities or property, without premium for control or discount for
               minority interests.   Such  independent  Appraiser shall  be
               directed to determine fair market value of such securities or property as soon as practicable, but in no event later
               than thirty (30) days  from the date of its selection.   The
               determination by an Appraiser of the fair market value will be conclusive and binding on all parties to this Agreement. Appraised Value of each share of Common Stock at a time when
               (i) the Company is not a reporting company under the Exchange Act and (ii) the Common Stock is not traded in the
               organized  securities   markets,  will,  in  all  cases,  be
               calculated by determining the Appraised Value of the entire Company taken as a whole and dividing that value by the sum of (x) the number of shares of Common Stock then outstanding plus (y) the number of shares of Common Stock Equivalents,
               without   premium  for  control  or  discount  for  minority
               interests, illiquidity, or    restrictions on transfer.  The
               costs of the Appraiser will be borne by the Company.   In no
               event will the Appraised Value of the Common Stock or Other Securities be less than the per share consideration received or receivable with respect to the Common Stock or securities or property of the same class as the Other Securities, as the case may be, in connection with a pending transaction involving a sale, merger, recapitalization, reorganization,
               consolidation,  or   share  exchange,  dissolution   of  the
               Company, sale or transfer of all or a majority of its assets
               or  revenue  or  income   generating  capacity,  or  similar
               transaction. The prevailing market prices for any security or property will not be dispositive of the Appraised Value thereof.

               Appraiser. This term is defined in the definition of Fair Market Value.

               Average Market Value. The average of the Closing Price for the security in question for the thirty (30) trading days immediately preceding the date of determination.
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               Book  Value.   With respect  to shares  of Common  Stock, an
               amount equal to the quotient determined by dividing (a) the sum of (x) the total consolidated assets of the Company shown on the consolidated balance sheet of the Company as of the date of the Valuation Event in question minus (y) the total consolidated liabilities of the Company as shown on the consolidated balance sheet of the Company as of the date of the Valuation Event by (b) the aggregate number of shares of Common Stock and Common Stock Equivalents as of the date of the Valuation Event. For the purposes of this Agreement, the Book Value of the shares of Common Stock will be determined by the independent certified public accountants then retained by the Company as described in Section 4.06.

               Call Option.   This term is  defined in Section 5.01  of the
               Shareholder Agreement.

               Call Option Closing.   This term is defined in  Section 5.04
               of the Shareholder Agreement.

               Call Option Period. This term is defined in Section 5.01 of the Shareholder Agreement.

               Capital Stock. As to any Person, its common stock and any other capital stock of such Person authorized from time to time, and any other shares, options, interests, participations, or other equivalents (however designated) of or in such Person, whether voting or nonvoting, including, without limitation, common stock, options, warrants, preferred stock, phantom stock, stock appreciation rights, preferred stock, convertible notes or debentures, stock purchase rights, and all agreements, instruments, documents, and securities convertible, exercisable, or exchangeable, in whole or in part, into any one or more of the foregoing.

               Closing Date.  May 5, 1995.

               Closing Price.

                    (a) If the primary market for the security in question is a national securities exchange registered under the Exchange Act, the National Association of Securities Dealers Automated Quotation System -- National Market System, or other market or quotation system in which last sale transactions are reported on a contemporaneous basis, the last reported sales price, regular way, of such security for such day, or, if there has not been a sale on such trading day, the highest closing or last bid quotation therefor on such trading day (excluding, in any case, any price that is not the result of bona fide arm's length trading); or

                    (b) If the primary market for such security is not an exchange or quotation system in which last sale transactions are contemporaneously reported, the highest closing or last bona fide bid or asked quotation by disinterested Persons in the over-the-counter market on such trading day as reported by the National Association of Securities Dealers through its Automated Quotation System or its successor or such other generally accepted source of publicly reported bid quotations as the Holders designate.

               Common Stock.   The common  stock, $0.01 par  value, of  the
               Company.

               Common  Stock Equivalent.   Any  option, warrant,  right, or
               similar security exercisable into, exchangeable for, or convertible to Common Stock.

               Commission. The Securities and Exchange Commission and any successor federal agency having similar powers.

               Company. Overhill Farms, Inc., and any successor or assign, and, unless the context requires otherwise, the term Company includes any Subsidiary.

               Co-Sell Shares. This term is defined in Section 6.04(d) of the Shareholder Agreement.

               Co-Sellers.   This term is defined in Section 6.04(d) of the
               Shareholder Agreement.

               Dilution Fee.   This term is  defined in Article III  of the
               Shareholder Agreement.

               Election Notice. This term is defined in Section 6.02(b) of the Shareholder Agreement.

               Excess Consideration. The amount that a Holder would have realized following the Adjustment Event had the Call Option not been exercised by such Holder until such time, minus the amount that such Holder realized due to the exercise of the Call Option; provided, however, that the amount of Excess Consideration will in all events be deemed to be at least zero.

               Exchange Act.    The Securities  Exchange  Act of  1934,  as
               amended, and the rules and regulations thereunder.

               Exercise  Price.  The  price per share  specified in Section
               2.03  as  adjusted  from  time  to  time  pursuant  to   the
               provisions of this Agreement.

               Fair Market Value.

                    (a) As to securities regularly traded in the organized securities markets, the Average Market Value; and

                    (b) As to all securities not regularly traded in the securities markets and other property, the fair market value of such securities or property as determined in good faith by the Board of Directors of the Company at the time it authorizes the transaction (a "Valuation Event") requiring a determination of Fair Market Value under this Agreement; provided, however, that, at the election of the Holders, the Fair Market Value of such securities and other property will be determined as set forth below. For a period of 30 days after the date of a Valuation Event (the "Negotiation Period"), each party to this Agreement agrees to negotiate in good faith to reach agreement upon the Fair Market Value of such securities or property, as of the date of the Valuation Event. In the event that the parties are unable to agree upon the Fair Market Value of such securities or other property by the end of the Negotiation Period, then the Fair Market Value of such securities or property will be determined for purposes of this Agreement by an appraiser selected by the Holders (the "Appraiser") and whose appraisal will be conclusive and binding on all parties to this Agreement. Fair Market Value of each share of Common
               Stock at a time when (i) the Company is not a reporting company under the Exchange Act and (ii) the Common Stock is not traded in the organized securities markets, will, in all cases, be calculated by determining the Fair Market Value of the entire Company taken as a whole and dividing that value by the sum of (x) the number of shares of Common Stock then outstanding plus (y) the number of shares of Common Stock then issuable upon exercise of the Warrants, without premium for control or discount for minority interests, illiquidity, or restrictions on transfer. The costs of the Appraiser will be borne by the Company. In no event will the Fair Market Value of the Common Stock or Other Securities be less than the per share consideration received or receivable with respect to the Common Stock or securities or property of the same class as the Other Securities, as the case may be, in connection with a pending transaction involving a sale, merger, recapitalization, reorganization, consolidation, or share exchange, involving the Company, a dissolution of the Company, a sale of all or a majority of its assets, or similar transaction.

               Holders. The Purchaser, and all Persons holding Registrable Securities, except that neither the Company nor the
               Shareholder  nor  any  Affiliate   of  the  Company  or  the
               Shareholder will at any time be a Holder. Unless otherwise provided in this Agreement, in each instance that the Holders are required to request or consent in concert to an action, the Holders will be deemed to have requested or consented to such action if the Holders of a majority-in-interest of the Registrable Securities so request or consent.

               Indemnified Party. This term is defined in Section 11.01 of the Shareholder Agreement.

                Initial  Holders.   The Purchaser and  any Affiliate  of the
               Purchaser to which any of the Warrants or any part of or interest in the Warrants is assigned.

               Intellectual  Property.   This  term is  defined in  Section
               3.01(g).

               Issuable Warrant Shares. Shares of Common Stock or Other Securities issuable on exercise of the Warrants.

               Issued Warrant  Shares.   Shares of  Common  Stock or  Other
               Securities issued on exercise of the Warrants.

               Negotiation Period. This term is defined in the definition of Fair Market Value.

               New  Securities.    Any  Capital Stock  other  than  Warrant
               Shares.

               Note Agreement. This term is defined in the preamble and includes the Note Purchase Agreement of even date with this Agreement between the Company and the Purchaser and all documents evidencing indebtedness thereunder or otherwise related to the Note Agreement as the same may be amended from time to time, and any refinancing, refunding, or replacements of the indebtedness under the Note Agreement.

               Note. All or any portion of any of the Senior Subordinated Note (as defined in the Note Agreement) and any and all documents evidencing the indebtedness under the Note and any refinancing, refunding, or replacement of the Note.

               Notice of Sale. This term is defined in Section 6.02(a) of the Shareholder Agreement.

               Option Closing. This term is defined in Section 4.05 of the Shareholder Agreement.

               Other Securities. Any stock, other securities, property, or other property or rights (other than Common Stock) that the Holders become entitled to receive upon exercise of the Warrants.

               Person. This term will be interpreted broadly to include any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, company, institution, entity, party, or government (whether national, federal, state, county, city, municipal, or otherwise, including, without limitation, any instrumentality, division, agency, body, or department of any of the foregoing).

               Purchaser.  This term is defined in the preamble.

               Put Option. This term is defined in Section 4.01 of the Shareholder Agreement.

               Put Option Period. This term is defined in Section 4.01 of the Shareholder Agreement.

               Put  Price.   This term  is defined in  Section 4.02  of the
               Shareholder Agreement.

               Put Shares.   The Warrant  Shares plus any  other shares  of
               Capital Stock owned from time to time by a Holder.

               "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

               Registrable Securities.  (a) the Issuable Warrant Shares and
               (b) the Issued Warrant Shares that have not been previously sold to the public.

               Related  Party.    An  entity  wholly  owned  by  a  Selling
               Shareholder or one or more Related Parties.

               Securities Act. The Securities Act of 1933, as amended, and the rules and regulations thereunder.

               Selling Shareholder. This term is defined in Section 6.02 of the Shareholder Agreement.

               Senior Lender. This term is defined in Section 11.1 of the Note Agreement.

               Senior Loan Documents. This term is defined in Section 11.1 of the Note Agreement.

               Shareholder.  This term is defined in the preamble.

               Shareholder Agreement. This term is defined in the preamble and includes the Shareholder Agreement dated as of the Closing Date between the Company, the Shareholder, and the Purchaser in substantially the form attached to this Agreement as Annex A and incorporated in this Agreement by reference.

               Stock Pledge Agreement. The Stock Pledge Agreement to be executed on the Closing Date by the Shareholder for the benefit of Senior Lender, as in effect on the Closing Date.

               Subsidiary. Each Person of which or in which the Company or its other Subsidiaries own directly or indirectly fifty-one percent (51%) or more of (i) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors or equivalent body of such Person, if it is a corporation or similar person; (ii) the capital interest or profits interest of such Person, if it is a partnership, joint venture, or similar entity; or (iii) the beneficial interest of such Person, if it is a trust, association, or other unincorporated organization.

               Valuation Event. This term is defined in the definition of Fair Market Value.

               Warrant Agreement. This term is defined in the preamble to the Shareholder Agreement and includes this Agreement and all documents related to this Agreement as this Agreement may be amended from time to time.

               Warrants. The Warrant referred to in Section 2.01, dated as of the Closing Date, issued to the Initial Holder, and all Warrants issued upon the transfer or division of, or in substitution for, such Warrant.

               Warrant Shares. The Issued Warrant Shares and the Issuable Warrant Shares.

                                    Article II
                                    The Warrant

             2.01 The Warrant.   On  the Closing  Date, Purchaser  agrees to
          purchase  from the  Company  at the  purchase   price  set  forth
          beneath the name of such Purchaser on the signature page of this Agreement, and the Company agrees to issue to Purchaser, a Warrant in substantially the form attached to this Agreement as Annex B and incorporated in this Agreement by reference to purchase the number of shares of Common Stock set forth beneath the name of Purchaser on the signature page of this Agreement,
          all  in  accordance  with  the  terms  and   conditions  of  this
          Agreement.

             2.02 Legend.   The  Company will  deliver to  Purchaser on  the
          Closing Date one or more certificates representing the Warrant in
          such  denominations as Purchaser requests.   Such Warrant will be
          issued in the Purchaser's name or in the names of its designees. It is understood and agreed that the certificates evidencing the Warrant will bear the following legend:

               "THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE

               SECURITIES LAWS."

               "THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF A WARRANT PURCHASE AGREEMENT AND A SHAREHOLDER AGREEMENT, EACH DATED AS OF MAY 5, 1995, BETWEEN OVERHILL FARMS, INC. (THE "COMPANY"), POLYPHASE CORPORATION AND RICE PARTNERS II, L.P. (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENTS"). COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."

             2.03 Exercise  Price.   The  Exercise Price  per share  will be
          $.01 for each share of Common Stock covered by the Warrants; provided, however, that in no event will the aggregate Exercise Price for all of the shares of Common Stock covered by all Warrants exceed $100.00, whether as a result of any change in the par value of the Common Stock or Other Securities, as a result of any change in the number of shares purchasable as provided in this Article II, or otherwise; provided, further, that such limitation of the aggregate Exercise Price will have no effect whatsoever upon the amount or number of Warrant Shares for which the Warrants may be exercised.

             2.04 Exercise.

                    (a) Each of the Warrants may be exercised at any time or from time to time on or after the Closing Date until the tenth (10th) anniversary of the date of this Agreement, on any day that is a Business Day, for all or any part of the number of Issuable Warrant Shares purchasable upon its exercise. In order to exercise any Warrant, in whole or in part, the Holder will deliver to the Company at the address designated by the Company pursuant to Section 6.06, (i) a written notice of such Holder's election to exercise its Warrant, which notice will specify the number of Issuable Warrant Shares to be purchased pursuant to such exercise,
               (ii) payment of the Exercise Price, in an amount equal to the aggregate purchase price for all Issuable Warrant Shares to be purchased pursuant to such exercise, and (iii) the Warrant. Such notice will be substantially in the form of the Subscription Form appearing at the end of the Warrants. Upon receipt of such notice, the Company will, as promptly as practicable, and in any event within three (3) Business Days, execute, or cause to be executed, and deliver to such Holder a certificate or certificates representing the aggregate number of full shares of Common Stock and Other Securities issuable upon such exercise, as provided in this Agreement. The stock certificate or certificates so delivered will be in such denominations as may be specified in such notice and will be registered in the name of such Holder, or such other name as designated in such notice. A Warrant will be deemed to have been exercised, such certificate or certificates will be deemed to have been issued, and such Holder or any other Person so designated or named in such notice will be deemed to have become a holder of record of such shares for all purposes, as of the date that such notice, together with payment of the Exercise Price and the Warrant, is received by the Company. If the Warrant has been exercised in part, the Company will, at the time of delivery of such certificate of certificates, deliver to such Holder a new Warrant evidencing the rights of such Holder to purchase a number of Issuable Warrant Shares with respect to which the Warrant has not been exercised, which new Warrant will, in all other respects, be identical with the Warrants, or, at the request of such Holder, appropriate notation may be made on the Warrant and the Warrant returned to such Holder.

                    (b) Payment of the Exercise Price will be made, at the option of the Holder, by (i) company or individual check, certified or official bank check, (ii) cancellation of any debt owed by the Company to the Holder, or (iii) cancellation of Warrants, valued at Fair Market Value. If the Holder surrenders a combination of cash or cancellation of any debt owed by the Company to the Holder or Warrants, the Holder will specify the respective number of shares of Common Stock to be purchased with each form of consideration, and the foregoing provisions will be applied to each form of consideration with the same effect as if the Warrant were being separately exercised with respect to each form of consideration; provided, however, that a Holder may designate that any cash to be remitted to a Holder in payment of debt be applied, together with other monies, to the exercise of the portion of the Warrant being exercised for cash.

             2.05 Taxes.    The  issuance  of  any  Common  Stock  or  Other
          Securities upon the exercise of the Warrant will be made without charge to any Holder for any tax, other than income taxes assessed on such Holder, in respect of such issuance.

             2.06 Warrant Register.   The Company will,  at all times  while
          any of the Warrants remain outstanding and exercisable, keep and maintain at its principal office a register in which the registration, transfer, and exchange of the Warrants will be provided for. The Company will not at any time, except upon the dissolution, liquidation, or winding up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of any Warrant.

             2.07 Transfer and Exchange.   The Warrants and all options  and
          rights under the Warrants are transferable, as to all or any part of the number of Issuable Warrant Shares purchasable upon its exercise, by the Holders of the Warrants, in person or by duly authorized attorney, on the books of the Company upon surrender of the Warrants at the principal offices of the Company, together with the form of transfer authorization attached to the Warrants
          duly  executed.   Absent  any such  transfer  and subject  to the
          Shareholder Agreement, the Company may deem and treat the registered Holders of the Warrants at any time as the absolute owners of the Warrants for all purposes and will not be affected
          by any notice to the contrary.   If any Warrant is transferred in
          part, the Company will, at the time of surrender of such Warrant, issue to the transferee a Warrant covering the number of Issuable Warrant Shares transferred and to the transferor a Warrant covering the number of Issuable Warrant Shares not transferred.

             2.08 Adjustments to Number of Shares Purchasable.

             (a) The Warrants will be exercisable for the number of shares of Common Stock in such manner that, following the complete and full exercise of the Warrant of each Holder, the amount of Common Stock issued to all Holders will equal the aggregate number of shares of Common Stock set forth beneath the names of such Purchaser on the signature pages of this Agreement, as adjusted, to the extent necessary, to give effect to the following events:

                              (i) In case at any time or from time to time, the holders of any class of Common Stock or Common Stock Equivalent have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) have become entitled to receive, without payment therefor:

                                        (A) consideration (other than cash)
                         by way of dividend or distribution; or

                                        (B) consideration (including  cash)
                         by way of spin-off, split-up, reclassification (including any reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), recapitalization, combination of shares into a smaller number of shares, or similar corporate restructuring;


                         other  than  additional  shares  of  Common  Stock
                    issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Sections 2.08(a)(ii) and (iii)), then, and in each such case, the Holders, on the exercise of the Warrants, will be entitled to receive for each share of Common Stock issuable under the Warrants as of the record date fixed for such distribution, the greatest per share amount of consideration received by any holder of any class of Common Stock or Common Stock Equivalent or to which such holder is entitled less the amount of any Dilution Fee actually and irrevocably paid to such
                    Holders. All such consideration receivable upon exercise of the Warrant with respect to such a distribution will be deemed to be outstanding and owned by such Holder for purposes of determining the amount of consideration to which such Holder is entitled upon exercise of the Warrant with respect to any subsequent distribution.

                              (ii) If at  any time  there occurs any  stock
                    split, stock dividend, reverse stock split, or other subdivision of the Common Stock, then the number of shares of Common Stock to be received by the Holder of the Warrant and the Exercise Price, subject to the limitations set forth in this Agreement, will be proportionately adjusted.

                              (iii) In case of any reclassification or change of outstanding shares of any class of Common Stock or Common Stock Equivalent (other than a change in par value, or from par value to no par value, or from no par value to par value), or in the case of any consolidation of the Company with, or merger or share exchange of the Company with or into, another Person, or in case of any sale of all or a majority of the property, assets, business, income or revenue generating capacity, or goodwill of the Company, the Company, or such successor or other Person, as the case may be, will provide that the Holder of the Warrant will thereafter be entitled to receive the highest per share kind and amount of consideration received or receivable (including cash) upon such reclassification, change, consolidation, merger, share exchange, or sale by any holder of any class of Common Stock or Common Stock Equivalent that the Warrant entitles the Holder to receive immediately prior to such reclassification, change, consolidation, merger, share exchange, or sale (as adjusted pursuant to Section 2.08(a)(i) and otherwise in this Agreement). Any such successor Person, which thereafter will be deemed to be the Company for purposes of the Warrants, will provide for adjustments that are as nearly equivalent as may be possible to the adjustments provided for by this
                    Section 2.08.

                              (iv) If at  any  time the  Company issues  or
                    sells any shares of any Common Stock or any Common Stock Equivalent at a per unit or share consideration (which consideration will include the price paid upon issuance plus the minimum amount of any exercise, conversion, or similar payment made upon exercise or conversion of any Common Stock Equivalent) less than the Exercise Price or the then current Fair Market Value per share of Common Stock immediately prior to the time such Common Stock or Common Stock Equivalent is issued or sold (the "Additional Securities"), then:

                                        (A)  the  Exercise  Price  will  be
                         reduced to the lower of the prices calculated by:

                                                  (I)   dividing   (x)   an
                              amount equal to the sum of (1) the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance or sale multiplied by the then existing Exercise Price plus (2) the aggregate consideration, if any, received by the Company upon such issuance or sale, by
                              (y) the total number of shares of Common Stock outstanding immediately after such issuance or sale on a fully diluted basis; and

                                                  (II) multiplying the then
                              existing Exercise Price by a fraction, the numerator of which is (x) the sum of (1) the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance or sale, multiplied by the Fair Market Value per share of Common Stock immediately prior to such issuance or sale, plus (2) the aggregate consideration received by the Company upon such issuance or sale,
                              (y) divided by the total number of shares of Common Stock outstanding on a fully diluted basis immediately after such issuance or sale, and the denominator of which is the Fair Market Value per share of Common Stock immediately prior to such issuance or sale (for purposes of this subsection (II), the date as of which the Fair Market Value per share of Common Stock will be computed will be the earlier of the date upon which the Company will (aa) enters into a firm contract for the issuance of such shares, or (bb) issues such shares); and

                                        (B)  the number of shares of Common
                         Stock for which any of the Warrants may be exercised at the Exercise Price resulting from the adjustment described in subsection (A) above will be equal to the product of the number of shares of Common Stock purchasable under such Warrants immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price resulting from such adjustment.

                              (v)  In case any event occurs as to which the
                    preceding Sections 2.08(a)(i) through (iv) are not strictly applicable, but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of this Agreement, then, in each such case, the Holder may appoint an independent investment bank or firm of independent public accountants, which will give its opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this Agreement, necessary to preserve the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly deliver a copy of such opinion to the Holder and will make the adjustments described in such opinion. The fees and expenses of such investment bank or independent public accountants will be borne by the Company and the Shareholder.

                              (b)  The Company and the Shareholder will not
                    by any action including, without limitation, amending, or permitting the amendment of, the charter documents, bylaws, or similar instruments of the Company or through any reorganization, reclassification, transfer of assets, consolidation, merger, share exchange, dissolution, issue or sale of securities, or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holders against impairment or dilution. Without limiting the generality of the foregoing, each of the Company and the Shareholder will (i) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock and Other Securities, free and clear of all liens, encumbrances, equities, and claims and (ii) use its best efforts to obtain all such authorizations, exemptions, or consents from any public regulatory body having jurisdiction as may be necessary to enable the Company to perform its obligations under the Warrants. Without limiting the generality of the foregoing, the Company represents and warrants that the board of directors of the Company has

          AND PROVISIONS OF THIS CONTINUING GUARANTY.

                    19. Entire Agreement. This Continuing Guaranty contains the complete understanding of the parties hereto with respect to the subject matter herein. Guarantor acknowledges that it is not relying upon any statements or representations of Lender not contained in this Continuing Guaranty and that such statements or representations, if any, are of no force or effect and are fully superseded by this Continuing Guaranty. This Continuing Guaranty may only be modified by a writing executed by Guarantor and Lender.

                    IN   WITNESS  WHEREOF,   Guarantor   has  caused   this
          Continuing Guaranty to be duly executed this 5th day of May, 1995.

                                        "Guarantor"

                                        POLYPHASE CORPORATION


                                        By: _______________________________
                                        Name:
                                        Title:

                                        Guarantor's address for notices:
                                        16885 Dallas Parkway
                                        Dallas, Texas 95248
                                        Attention: President
                                        Facsimile: (214) 732-6430


          Lender's address for notices:
          210 North Figueroa Street
          Suite 900
          Los Angeles, California 90012
          Attention: Manager
          Facsimile: (213) 580-5678